American Funds International Vantage FundSM Summary prospectus January 1, 2021

Class	A	C	T	F-1	F-2	F-3	529-A	529-C	529-E	529-T	529-F-1
	AIVBX	AIVCX	AIVTX	AIVEX	AIVFX	AIVGX	CIVAX	CIVBX	CIVCX	CIVEX	CIVKX
Class	529-F-2	529-F-3	R-1	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
	CIVGX	CIVHX	RIVAX	RIVDX	RIVHX	RIVIX	RIVKX	RIVJX	RIVLX	RIVGX

Investment objective The fund’s investment objective is to provide prudent growth of capital and conservation of principal.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2, F-3, 529-F-2 or 529-F-3 shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 33 of the prospectus and on page 67 of the fund’s statement of additional information, and in the sales charge waiver appendix to this prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	529-A	C and 529-C	529-E	T and 529-T	All F and 529-F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	3.50%	none	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00[1]	1.00%	none	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none	none

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information, reports to shareholders and other information about the fund online at capitalgroup.com/prospectus. You can also get this information at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. The current prospectus and statement of additional information, dated January 1, 2021, are incorporated by reference into this summary prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	529-A
Management fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or service (12b-1) fees	0.30	1.00	0.25	0.25	none	none	0.30
Other expenses	0.22	0.22	0.45	0.22	0.21[2]	0.11	0.29
Total annual fund operating expenses	1.12	1.82	1.30	1.07	0.81	0.71	1.19
Expense reimbursement[3]	0.03	0.03	0.26	0.03	0.03	0.06[4]	0.03
Total annual fund operating expenses after expense reimbursement	1.09	1.79	1.04	1.04	0.78	0.65	1.16

Share class:	529-C	529-E	529-T	529-F-1	529-F-2	529-F-3	R-1
Management fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or service (12b-1) fees	1.00	0.50	0.25	0.25[2]	none	none	1.00
Other expenses	0.34	0.37	0.48	0.29	0.25[5]	0.17[5]	0.38
Total annual fund operating expenses	1.94	1.47	1.33	1.14	0.85	0.77	1.98
Expense reimbursement[3]	0.10	0.18	0.24	0.03	0.03	0.03	0.17
Total annual fund operating expenses after expense reimbursement	1.84	1.29	1.09	1.11	0.82	0.74	1.81

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or service (12b-1) fees	0.75	0.60	0.50	0.25	none	none	none
Other expenses	0.46[2]	0.33	0.33	0.24	0.35	0.33	0.10
Total annual fund operating expenses	1.81	1.53	1.43	1.09	0.95	0.93	0.70
Expense reimbursement[3]	0.03	0.03	0.12	0.08	0.16	0.21	0.05
Total annual fund operating expenses after expense reimbursement	1.78	1.50	1.31	1.01	0.79	0.72	0.65

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

2 Restated to reflect current fees.

3 The investment adviser is currently reimbursing a portion of the other expenses. This reimbursement will be in effect through at least January 1, 2022. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.

4 The investment adviser is currently reimbursing a portion of the other expenses so that total expenses do not exceed 0.65%. This reimbursement will be in effect through at least January 1, 2024. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.

5 Based on estimated amounts for the current fiscal year.

1     American Funds International Vantage Fund / Summary prospectus

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example reflects the expense reimbursement described above through the expiration date of such reimbursement and total annual fund operating expenses thereafter. You may be required to pay brokerage commissions on your purchases and sales of Class F-2, F-3, 529-F-2 or 529-F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	529-A	529-C	529-E	529-T	529-F-1	529-F-2	529-F-3	R-1
1 year	$680	$282	$353	$106	$80	$66	$464	$287	$131	$358	$113	$84	$76	$184
3 years	908	570	627	337	256	221	712	600	447	638	359	268	243	605
5 years	1,154	982	921	587	447	389	979	1,038	786	938	625	468	425	1,052
10 years	1,857	1,951	1,756	1,303	999	877	1,740	1,799	1,742	1,791	1,383	1,046	951	2,293

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C	529-C
1 year	$181	$153	$133	$103	$81	$74	$66		1 year	$182	$187
3 years	567	480	441	339	287	275	219		3 years	570	600
5 years	977	831	770	593	510	494	385		5 years	982	1,038
10 years	2,124	1,821	1,703	1,322	1,152	1,124	866		10 years	1,951	1,799

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 21% of the average value of its portfolio.

American Funds International Vantage Fund / Summary prospectus     2

Principal investment strategies The fund invests primarily in common stocks of issuers outside of the United States that the investment adviser believes have the potential for growth, many of which have the potential to pay dividends. Under normal market conditions, the fund will invest at least 80% of its net assets in equity-type securities and at least 80% of its net assets in securities of issuers outside the United States. The fund may invest up to 10% of its net assets in the securities of issuers based in emerging markets.

In pursuing the fund’s objective, the fund’s investment adviser focuses primarily on companies with attributes that are associated with long-term growth and resilience to market declines, such as strong management, participation in a growing market, strong balance sheets, payment of dividends and the potential for above average growth in earnings, revenues, book value, cash flow and/or return on assets.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal risks This section describes the principal risks associated with investing in the fund. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive

3     American Funds International Vantage Fund / Summary prospectus environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds International Vantage Fund / Summary prospectus     4

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. Past investment results (before and after taxes) are not predictive of future investment results. Prior to October 30, 2020, certain fees, such as 12b-1 fees, were not charged on Class 529-F-1 shares. If these expenses had been deducted, results would have been lower. Investment results for Class 529-F-2 and Class 529-F-3 shares will be shown after these share classes have had annual returns for at least one calendar year. Class 529-F-2 and Class 529-F-3 shares will invest in the same securities as the other share classes of the fund but their results may vary from that of other share classes based on their respective fees and expenses. If expenses of the Class 529-F-2 and Class 529-F-3 are higher, then results would be lower. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

5     American Funds International Vantage Fund / Summary prospectus

Average annual total returns For the periods ended December 31, 2019:
Share class	Inception date	1 year	5 years	Lifetime (4/1/2011)
F-3 − Before taxes	4/1/2011	28.16%	7.72%	6.23%
− After taxes on distributions		26.66	7.26	5.93
− After taxes on distributions and sale of fund shares		18.07	6.19	5.08

Indexes	1 year	5 years	Lifetime (4/1/2011)
MSCI EAFE (Europe, Australasia, Far East) Index (reflects no deductions for account fees, expenses or U.S. federal income taxes)	22.01%	5.67%	4.96%
Class F-3 annualized 30-day yield at October 31, 2020: 0.76% (For current yield information, please call American FundsLine® at (800) 325-3590.)

The fund was organized for the purpose of effecting the reorganization of Capital Group International Equity Fund (the “predecessor fund”) into a new Delaware statutory trust. The fund acquired the assets and assumed the liabilities of the predecessor fund on November 8, 2019, and the predecessor fund is the accounting and performance survivor of the reorganization. This means that the predecessor fund’s performance and financial history have been adopted by the fund and will be used going forward from the date of reorganization. Except where the context indicates otherwise, all references herein to the “fund” include the predecessor fund prior to November 8, 2019. In connection with the reorganization, former shareholders of the predecessor fund received Class F-3 shares of the fund. The performance of Class F-3 shares of the fund includes the performance of the predecessor fund prior to the reorganization. Class F-3 shares of the fund have the same expenses as shares of the predecessor fund. The inception date shown in the table for Class F-3 shares is that of the predecessor fund.

After-tax returns are shown only for Class F-3 shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-favored arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

American Funds International Vantage Fund / Summary prospectus     6

Management

Investment adviser Capital Research and Management CompanySM
Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Eu-Gene Cheah Senior Vice President	2 years	Partner – Capital International Investors
Gerald Du Manoir Senior Vice President	10 years	Partner – Capital International Investors
Gregory D. Fuss Senior Vice President	8 years	Partner – Capital International Investors
Philip Winston Senior Vice President	7 years	Partner – Capital International Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

You can access the fund’s statutory prospectus or SAI at capitalgroup.com/prospectus.
MFGEIPX-123-0121P Litho in USA CGD/UNL/10574 Investment Company File No. 811-23467

THE FUND PROVIDES A SPANISH TRANSLATION OF THE ABOVE SUMMARY PROSPECTUS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE SUMMARY PROSPECTUS ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	COURTNEY R. TAYLOR
COURTNEY R. TAYLOR
SECRETARY